Exhibit 10.1

AMENDMENT NO. 11 TO SALE AND SERVICING AGREEMENT
(VFCC Transaction with Ares Capital CP Funding LLC)

THIS AMENDMENT NO. 11 TO THE SALE AND SERVICING AGREEMENT, dated as of September 8, 2008 (this “Amendment”), is entered into in connection with that certain Sale and Servicing Agreement, dated as of November 3, 2004 (as amended, modified, waived, supplemented or restated through the date hereof, the “Sale and Servicing Agreement”), by and among Ares Capital CP Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), Ares Capital Corporation, as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), each of the Conduit Purchasers and Institutional Purchasers from time to time party thereto, each of the Purchaser Agents from time to time party thereto, Wachovia Capital Markets, LLC, as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”) and as the Purchaser Agent with respect to Variable Funding Capital Company LLC (f/k/a Variable Funding Capital Corporation), as Conduit Purchaser (together with its successors and assigns in such capacity, the “VFCC Agent”), U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacities, the “Trustee”), and Lyon Financial Services, Inc. (d/b/a U.S. Bank Portfolio Services) as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

RECITALS

WHEREAS, the above-named parties have entered into the Sale and Servicing Agreement, and, pursuant to and in accordance with Section 13.1 thereof, the parties hereto desire to amend the Sale and Servicing Agreement, in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recital, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.         AMENDMENTS.

(a)           Section 1.1 of the Sale and Servicing Agreement is hereby amended by inserting the following defined terms in appropriate alphabetical sequence:

“Lien Release Dividend”:  Defined in Section 2.21(a).

“Lien Release Dividend Date”:  The date specified by the Borrower, which date may be any Business Day, provided written notice is given in accordance with Section 2.21(a).

(b)           Section 2.18(a)(i) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(i)          the Borrower has recommended to the Administrative Agent (with a copy to the Trustee) in writing that the Loan to be replaced should be replaced (each a “Replaced Loan”);”

(c)           Section 2.18(a)(iv) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(iv)        the sum of the Outstanding Loan Balances of such Substitute Loans shall be equal to or greater than the sum of the Outstanding Loan Balances of the Replaced Loans;”

(d)           Section 2.18(a)(v) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(v)         such Substitute Loans, at the time of substitution by the Borrower, shall not cause the Weighted Average Life of the Loans included in the Borrowing Base to increase by more than .25 years;”

(e)           Section 2.18(a)(viii) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “[Reserved];” and replacing it with the following:

“(viii)      the sum of (1) the Outstanding Loan Balances of all Loans that are Substitute Loans plus (2) the Outstanding Loan Balances of all Loans that have been sold pursuant to Discretionary Sales, in each case excluding Warranty Loans, shall not exceed 20% of the Facility Amount for any month during the 12-month period immediately preceding such date of determination (or such lesser number of months as shall have elapsed as of such date);”

(f)            Section 2.18(a)(ix) of the Sale and Servicing Agreement is hereby amended by deleting the phrase “[Reserved];” and replacing it with the following:

“(ix)         the sum of the Outstanding Loan Balances of all Substitute Loans substituted for Delinquent Loans and Charged-Off Loans shall not exceed 10% of the Facility Amount for any month during the 12-month period immediately preceding such date of determination (or such lesser number of months as shall have elapsed as of such date);”

(g)           Section 2.18(a) of the Sale and Servicing Agreement is hereby amended by adding the following to the end of the final paragraph thereof:

“Notwithstanding any provision contained in this Section 2.18(a) to the contrary, upon receipt by the Borrower of the right, title and interest in, to and under such Replaced Loan from the Trustee, the Borrower shall not, and the Originator agrees not to cause the Borrower to, transfer any such Replaced Loan that is not a Warranty Loan to the Originator except: (i)(1) at the then-current fair market value determined by the Borrower employing a valuation procedure substantially similar to one that it would employ in a similar sale to an independent third party and substantially consistent with the value of such Replaced Loan as determined in the most recent periodic portfolio review conducted by the Borrower, but taking into account relevant market or other changes affecting the value of such Replaced Loan since such periodic portfolio review, and (2) with the consent of the independent director of the Borrower; or (ii) as a distribution to the Originator to the extent such Replaced Loan was initially contributed by the Originator to the Borrower.”

(h)           Section 2.18(c)(i) of the Sale and Servicing Agreement is hereby amended by inserting the sentence “For the avoidance of doubt, any substitution of a Delinquent Loan or a Charged-Off Loan under Section 2.18(a) shall not constitute a Defaulted Loan Sale.” immediately after the sentence ending with the phrase “fair market terms.”

(i)            The following Section 2.21 shall be added to the Sale and Servicing Agreement in its appropriate numerical order:

“Section 2.21.      Lien Release Dividend.

(a)           Notwithstanding any provision contained in this Agreement to the contrary, provided there is not then existing an Unmatured Termination Event, a Termination Event or a Servicer Default, on a Lien Release Dividend Date, the Borrower may dividend to the Originator a portion of those Loans that were contributed to the Borrower from the Originator, or portions thereof (each, a “Lien Release Dividend”), subject to the following terms and conditions, as certified by the Borrower and the Originator to the Administrative Agent (with a copy to the Trustee):

(i)            The Borrower and the Originator shall have given the Administrative Agent and each Purchaser, with a copy to the Trustee and the Backup Servicer, at least five Business Days prior written notice requesting that the Purchasers consent to the effectuation of a Lien Release Dividend, in the form of Exhibit O hereto (a “Notice and Request for Consent”), which consent shall be given in the sole and absolute discretion of each Purchaser; provided that, if a Purchaser shall not have responded to the Notice and Request for Consent by 11:00 A.M. on the day that is one Business Day prior to the proposed Lien Release Dividend Date, such Purchaser shall be deemed not to have given its consent;

(ii)           on any Lien Release Dividend Date, no more than four Lien Release Dividends shall have been made during the 12-month period immediately preceding the proposed Lien Release Dividend Date;

(iii)          with respect to any Lien Release Dividend, the sum of the Outstanding Loan Balances of all Loans which were Delinquent Loans, Charged-Off Loans or Loans subject to a Warranty Event which were (x) included in all Lien Release Dividends or (y) replaced by the Borrower pursuant to Section 2.18, in each case during the 12-month period immediately preceding the proposed Lien Release Dividend Date, does not exceed 10% of the highest Aggregate Outstanding Loan Balance of any month during such 12-month period;

(iv)          After giving effect to the Lien Release Dividend on the Lien Release Dividend Date, (A) the Availability is greater than or equal to $0, (B) the representations and warranties contained in Sections 4.1 and 4.2 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date, (C) the eligibility of any Loan remaining as part of the Collateral after the Lien Release Dividend will be redetermined as of the Lien Release Dividend Date, (D) the Concentration Limits will be redetermined as of the Lien Release Dividend Date, (E) neither an Unmatured Termination Event, a Termination Event nor a Servicer Default shall have resulted, (F) no claim has been asserted or proceeding commenced challenging the enforceability or validity of any of the Required Loan Documents, (G) there shall have been no material adverse change as to the Servicer or the Borrower, and (H) the Weighted Average Life of the Loans included in the Collateral (weighted based on Outstanding Loan Balances) will not exceed six years;

(v)           Such Lien Release Dividend must be in compliance with Applicable Law and may not (A) be made with the intent to hinder, delay or defraud any creditor of the Borrower or (B) leave the Borrower, immediately after giving effect to the Lien Release Dividend, (i) insolvent, (ii) with insufficient funds to pay its obligations as and when they become due or (iii) with inadequate capital for its present and anticipated business and transactions;

(vi)          On or prior to the Lien Release Dividend Date, the Borrower shall have (A) delivered to the Administrative Agent, with a copy to the Trustee and the Backup Servicer, a list specifying all Loans or portions thereof to be transferred pursuant to such Lien Release Dividend and the Administrative Agent shall have approved same in its sole discretion and (B) obtained all authorizations, consents and approvals required to effectuate the Lien Release Dividend;

(vii)         A portion of a Loan may be transferred pursuant to a Lien Release Dividend provided that (A) such transfer does not have an adverse effect on the portion of such Loan remaining as a part of the Collateral, any other Collateral, the Purchasers, the Administrative Agent or any other Secured Party and (B) a new promissory note (other than with respect to a Noteless Loan) for the portion of the Loan remaining as a part of the Collateral has been executed, and the original thereof has been endorsed to the Administrative Agent and delivered to the Trustee;

(viii)        Each Loan, or portion thereof, as applicable, shall be transferred at a value equal to the Outstanding Loan Balance thereof, exclusive of any accrued and unpaid interest or Accreted Interest thereon;

(ix)           The Borrower shall deliver a Borrowing Base Certificate (including a calculation of the Borrowing Base after giving effect to such Lien Release Dividend) to the Administrative Agent; and

(x)            The Borrower shall have paid in full an aggregate amount equal to the sum of all amounts due and owing to the Administrative Agent, the Purchasers, the Trustee, the Backup Servicer and any Hedge Counterparty, as applicable, under this Agreement and the other Transaction Documents, to the extent accrued to such date (including, without limitation, Breakage Costs and Hedge Breakage Costs) with respect to the Loans to be transferred pursuant to such Lien Release Dividend and incurred in connection with the transfer of such Loans pursuant to such Lien Release Dividend and the termination of any Hedge Transactions that may be required to be terminated, in whole or in part, in connection therewith.

(b)           In connection with the Lien Release Dividend, there shall be sold and assigned to the Borrower, without recourse, representation or warranty, all of the right, title and interest of the Trustee, on behalf of the Secured Parties, in, to and under the Loans or portions thereof so transferred (together with any related Collateral (provided that in the case of a transfer of a portion of a Loan, a pro rata interest in the Related Property and other related Collateral shall be released)) and such Loans or portions thereof so transferred (together with any related Collateral (provided that in the case of a transfer of a portion of a Loan, a pro rata interest in the Related Property and other related Collateral shall be released)) shall be released from the Lien of this Agreement (subject to the requirements of Section 2.21(a) above).

(c)           The Borrower hereby agrees to pay the reasonable legal fees and expenses of the Administrative Agent, the Trustee and the other Secured Parties in connection with any Lien Release Dividend (including, but not limited to, expenses incurred in connection with the release of the Lien of the Administrative Agent, on behalf of the Secured Parties, and any other party having an interest in the Loans in connection with such Lien Release Dividend).

(d)           In connection with any Lien Release Dividend, on the related Lien Release Dividend Date, the Trustee, on behalf of the Secured Parties, shall, at the request of the Administrative Agent and the expense of the Borrower (1) execute such instruments of release with respect to the Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral), in recordable form if necessary, in favor of the Borrower as the Borrower may reasonably request, (2) deliver any portion of the Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral) in its possession to the Borrower and (3) otherwise take such actions, and cause or permit the Trustee to take such actions, as are necessary and appropriate to release the Lien of the Trustee on behalf of the Secured Parties on the Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral) and release and deliver to the Borrower such Loans or portions thereof to be transferred to the Borrower (together with, in the case of the transfer of the Loans but not portions thereof, any related Collateral).”

(j)            Exhibit C of the Sale and Servicing Agreement is hereby amended and restated in its entirety with the Exhibit C attached hereto as Schedule I.

(k)           Exhibit O, attached hereto as Schedule II, is hereby incorporated into the Sale and Servicing Agreement.

SECTION 2.         LIEN RELEASE DIVIDEND.

The Borrower and the Originator hereby notify the Purchasers of, and the Purchasers hereby consent to, a Lien Release Dividend as set forth in the Sale and Servicing Agreement, as modified hereby, on the Loans or portions thereof that have been provided to the Administrative Agent, with a copy to the Trustee and the Backup Servicer, as of the date hereof and of which the Administrative Agent, the Trustee and the Backup Servicer acknowledge receipt (together with, in the case of a transfer of the Loans but not portions thereof, any related Collateral), and that such Lien Release Dividend be made on September 9, 2008 (the “Lien Release Dividend Date”), following the execution of this Amendment. Except as set forth in this Section 2, the Administrative Agent, the Purchasers, the Trustee and the Backup Servicer hereby waive any further notice requirements with respect to such Lien Release Dividend.

The Borrower and the Originator represent and warrant, as of the effective date of this Amendment and as of the requested Lien Release Dividend Date, as follows:

(i)            No Unmatured Termination Event, Termination Event or Servicer Default is continuing.

(ii)           After giving effect to the Lien Release Dividend on the Lien Release Dividend Date, (1) Availability will be greater than or equal to $0, (2) the representations and warranties contained in Sections 4.1 and 4.2 of the Sale and Servicing Agreement, as modified hereby, shall continue to be correct in all material respects, except to the extent relating to an earlier date, (3) neither an Unmatured Termination Event, a Termination Event nor a Servicer Default shall have resulted, (4) no claim shall have been asserted or proceeding commenced challenging the enforceability or validity of any of the Required Loan Documents, (6) the Weighted Average Life of the Loans included in the Collateral (weighted based on Outstanding Loan Balances) will not exceed six years, and (7) after giving effect to the requested Lien Release Dividend, no more than four Lien Release Dividends shall have occurred within the 12 month period ending on the Lien Release Dividend Date.

In conjunction with this Lien Release Dividend, the Borrower has provided to the Administrative Agent, of which the Administrative Agent hereby acknowledges receipt, a Borrowing Base Certificate, including a calculation of the Borrowing Base after giving effect to such Lien Release Dividend.

SECTION 3.         AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement are hereby ratified and shall remain in full force and effect.  After this Amendment becomes effective, all references to the Sale and Servicing Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein, and shall not constitute a novation of the Sale and Servicing Agreement.

SECTION 4.         REPRESENTATIONS.

Each of the Originator, the Servicer and the Borrower, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment and the Sale and Servicing Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Sale and Servicing Agreement as amended hereby by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           each of this Amendment and the Sale and Servicing Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Sale and Servicing Agreement, as amended hereby; and

(vii)         upon giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5.         CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment of the outstanding fees and disbursements of the Purchasers; (ii) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Administrative Agent and the Purchasers; (iii) delivery of executed signature pages by all parties hereto to the Administrative Agent; and (iv) delivery of favorable opinions of counsel for the Originator, the Borrower and the Servicer in form and substance satisfactory to the Administrative Agent.

SECTION 6.         MISCELLANEOUS.

(a)           Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Borrower agrees to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be reasonably requested and required by the Administrative Agent to effectuate the foregoing.

(b)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d)           This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

(e)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment or the Sale and Servicing Agreement.

(f)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)           This Amendment and the Sale and Servicing Agreement represent the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(h)           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE SALE AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS SET FORTH IN THE SALE AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ARES CAPITAL CP FUNDING LLC

	By:	/s/ Scott Lem
Name: Scott Lem
Title: Authorized Signatory

THE ORIGINATOR	ARES CAPITAL CORPORATION
AND THE SERVICER:

	By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 11 to Sale and Servicing Agreement

CONDUIT PURCHASER:	VARIABLE FUNDING CAPITAL COMPANY LLC (f/k/a Variable Funding Capital Corporation)

	By:	Wachovia Capital Markets, LLC,
as attorney-in-fact

	By:	/s/ Haojin Wu
Name: Haojin Wu
Title: Vice President

THE ADMINISTRATIVE AGENT	WACHOVIA CAPITAL MARKETS, LLC
AND THE VFCC AGENT:

	By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 11 to Sale and Servicing Agreement

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ John T. Edwards
Name: John T. Edwards
Title: Assistant Vice President

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC., d/b/a U.S. Bank Portfolio Services not in its individual capacity but solely as Backup Servicer

	By:	/s/ John Docken
Name: John Docken
Title: Senior Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Ares Capital CP Funding LLC

Amendment No. 11 to Sale and Servicing Agreement